Related Party Transactions	12 Months Ended
Apr. 30, 2012
Notes to Financial Statements
Related Party Transactions

(4) Related Party Transactions

During fiscal 2012 and 2011, the Company purchased inventories for resale totaling approximately $5.4 million and $2.6 million, respectively from Sheerr Memory.

When the Company acquired certain assets of MMB, it did not acquire any of its inventory. However, the Company informally agreed to purchase such inventory on an as needed basis, provided that the offering price was a fair market value price. The inventory acquired was purchased subsequent to the acquisition of MMB at varying times and consisted primarily of raw materials and finished goods used to produce products sold by the MMB business unit. Approximately $245 and $1.1 million respectively, of accounts payable in the Company’s consolidated balance sheets as of April 30, 2012 and 2011 is payable to Sheerr Memory. Sheerr Memory offers the Company trade terms of net 30 days and all invoices are settled in the normal course of business. No interest is paid. The Company has made further purchases from Sheerr Memory subsequent to April 30, 2012 and management anticipates that the Company will continue to do so, although the Company has no obligation to do so.

The Company has financing agreements with related parties (see note 2) Interest paid in fiscal 2012 to Sheerr Memory and David Sheerr totaled $178. Interest payable to David Sheerr on April 30, 2012 is $17.